4                       0189544.01
                  REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement') is made and entered into this 18th day of February, 1999, by and between ELMER'S RESTAURANTS, INC., an Oregon corporation (the "Company"), and Bruce N. Davis, William W. Service, Gregory W. Wendt, Donald W. Woolley, Thomas C. Connor, Linda Bolton, Cordy Jensen, Ken N. Boettcher and Karen Brooks, shareholders (collectively referred to herein as 'Holders') of CBW Inc. ('CBW').

Recitals:

      A. The Company, CBW, and Holders are the parties to a Merger Agreement, of even date herewith (the "Merger Agreement").

      B. Pursuant to the Merger Agreement, the Company is obligated to issue restricted shares ('Shares' or 'Registrable Securities') of the Company's common stock to the Holders and therefore desires to grant Holders certain registration rights pursuant to this Agreement.

Agreements:

           NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties contained in this Agreement, the parties hereby agree as follows:

                            SECTION 1

                           Definitions

     The following terms shall have the meanings indicated:

     "Common Stock" means the Common Stock of the Company.

     'Company' means the issuer and its successors and assigns.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

      "Initial Public Offering" means an initial public offering of shares of Common Stock by the Company registered under the Securities Act.

     "Losses" means all losses, claims, damages or liabilities and reasonable expenses related thereto.

      'Registrable Securities' shall mean each of the Shares, until, in the case of any such Share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that Registrable Shares shall not include any Shares that are subject to a lockup agreement during the period in which disposition of such Shares would violate the terms of such lockup agreement.

      'Registration', 'register' and like words mean compliance with all of the laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unrestricted transfer of securities by way of a public offering or distribution.

       'Registration Statement' shall mean any Registration Statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such Registration Statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

      "SEC" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

      "Shares" means all shares of the Company's Common Stock, restricted or otherwise, that will be issued to, and held by, the Holders as a result of the merger.

      'Underwritten registration' or 'underwritten offering' shall mean a sale of securities of the Company to an underwriter for reoffering to the public pursuant to a Registration Statement.

                            SECTION 2

                    Acknowledgment of Rights

      The Company will, upon request of Holders, acknowledge in writing the Company's obligation in respect of the rights to which Holders shall be entitled under this Agreement, provided, that the failure of Holders to make any such request shall not affect the continuing obligation of the Company to Holders in respect of such rights.

                            SECTION 3

                     Piggyback Registration

      3.1 If at any time the Company proposes to register any offering of shares of its capital stock under the Securities Act, and if such registration is to be on a form of the SEC that may include, or is at any time amended or changed to such a form that may include the Shares (other than a registration solely to implement an employee benefit plan or a transaction to which Rule 145, as promulgated under the Securities Act, is applicable), the Company will at any such time give written notice to Holders of its intention to do so at least thirty (30) days prior to the filing of such Registration Statement. The Company will include in any such Registration Statement any of the Registrable Securities held by any Holder who within 20 days after receipt of such notice shall request inclusion. Notwithstanding any other provision of this Section 3, if the offering of shares by the
Company is underwritten and the representative of the underwriters participating in the sale and distribution of the Company's securities covered by such Registration Statement advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Registrable Securities from, or (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting.

       3.2 If the offering of shares by the Company is underwritten and the representative of the underwriters participating in the sale and distribution of the Company's securities covered by such Registration Statement agrees that a number of (but not all) the Registrable Securities (the "Permissible Secondary Shares") may be included in the offering covered by the Registration Statement, the Company's notice shall afford Holders an opportunity to elect to include in such registration the Permissible Secondary Shares owned by it.
Holders shall have twenty (20) days after receipt of the Company's notice to notify the Company in writing of the number of Registrable Securities (the "Elected Shares") which Holders elect to include in the offering and the Elected Shares shall be included in the offering. If the aggregate number of Elected Shares that Holders of Registrable Securities desire to include in such filing exceeds the number of Permissible Secondary Shares, then Holders shall be entitled to include that number of Elected Shares that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares Holders desires to include bears to the number of Elected Shares Holders and all such other Holders desire to include.

      3.3 The inclusion in such registration of Elected Shares shall be upon the condition that Holders sell its Elected Shares to the underwriters at the same price and on substantially the same terms and conditions as the Company and any other selling shareholders.

                            SECTION 4

                      Holders Requirements

      To include any Registrable Securities in any registration, Holders shall:

      4.1 Cooperate with the Company in preparing each such registration and execute all such instruments and agreements (including, without limitation, questionnaires, powers of attorney, indemnities, and underwriting agreements) as the underwriter may deem reasonably necessary in favor of such underwriter;

      4.2 Promptly supply the Company with all information, documents, representations and agreements as the underwriter may deem reasonably necessary in connection with such registration;

      4.3 Agree in writing not to sell or transfer any share of the capital stock of the Company not included in such registration for a period of fifteen (15) days prior to and one hundred eighty (180) days after the effective date of such registration without the underwriter's consent;

     4.4  Not (until further notice) effect sales of Shares after receipt  of written notice from the Company to suspend  sales  to
permit   the  Company  to  correct  or  update  any  Registration
Statement or prospectus; and

      4.5 At the end of any period during which the Company is obligated to keep any Registration Statement current and effective, discontinue sales of Shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration Shares covered by such Registration Statement which remain unsold and shall notify the Company of the number of Shares registered which remain unsold promptly after receipt of such notice from the Company.

                            SECTION 5

                    Other Registration Rights

      The Company will not grant to any persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, unless such rights of other persons are pari passu with the rights of Holders hereunder, or subordinate and subsequent to such rights, without the written consent of Holders.

                            SECTION 6

                     Registration Procedures

      If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any offering of Registrable Securities under the Securities Act, as expeditiously as reasonably possible the Company will, or will use its best efforts to, as the case may be:

      6.1 Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and, if the Board of Directors of the Company shall so direct, cause such Registration Statement to become effective; provided, however, that the Company may, in exercising reasonable discretion, discontinue any registration of its securities which is being effected pursuant hereto at any time prior to the effective date of the Registration Statement relating thereto.

      6.2 Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier of the sale of all shares of Common Stock covered thereby and the expiration of a period of two hundred seventy (270) days after its effective date, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such Registration Statement; provided, however, that if maintaining the effectiveness of the Registration Statement would require the filing of a post-effective amendment including new financial statements (other than financial statements which the Company would be required to include in a current report on Form 10-Q under Section 13 or 15(d) of the Exchange Act), the Company shall be obligated hereunder to use its best efforts to maintain the effectiveness of the Registration Statement for only six (6) months in the case of the first registration filed hereunder, and ninety (90) days in the case of any other registration filed hereunder. In the event that any shares of Common Stock included in a Registration Statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such Registration Statement, the Company, if and when a further amendment or supplement would be required to comply with Section 10 of the Securities Act, may file a post-effective amendment to the Registration Statement for the purpose of removing such shares from registered status.

      6.3 Furnish to Holders so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Holders may reasonably request.

      6.4 Register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as Holders may reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable Holders to consummate the disposition in such jurisdictions of such Shares; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

      6.5 Furnish to Holders, at the time of disposition, an opinion of counsel for the Company to the effect that a Registration Statement covering the offering of its Shares has been filed with the SEC under the Securities Act and has been made effective by order of the SEC, that a prospectus complying as to form with the requirements of the Securities Act is available for delivery, that no stop order has been issued by the SEC suspending the effectiveness of such Registration Statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, and that the securities included in the offering covered by such Registration Statement have been registered or qualified, or exempted from such registration or qualification, under the securities or blue sky laws of each state in which the Company has been required to register or qualify such shares as contemplated in this Section 6. In giving such opinion, counsel for the Company shall be entitled to rely upon the opinion of counsel for the underwriters.

      6.6 Notify Holders and its counsel promptly after the Company shall receive notice that any Registration Statement, supplement or amendment has become effective, any Registration Statement is required to be amended or supplemented, or any stop order with respect thereto has been issued.

      6.7 Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the representative of the underwriters or the Holders of a majority of the Registrable Securities subject to the Registration Statement) in order reasonably to expedite or facilitate the disposition of the Registrable Securities.

                            SECTION 7

                      Registration Expenses

     The costs and expenses (other than underwriting discounts or commissions, stock transfer taxes and such fees for counsel, printing, registration and other fees as state securities officials may require that the Holders of Registrable Securities pay) of all registrations and qualifications under the Securities Act contemplated by this Agreement, and of all other actions that the Company is required to take or effect pursuant to this Agreement, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel acting for the Holders of Registrable Securities being included in any registration), except that all such expenses in connection with any amendment or supplement to the Registration Statement or the prospectus used in connection therewith required to be filed more than two hundred seventy (270) days after the date on which such Registration Statement becomes effective under the Securities Act because any Holders has not effected the disposition of Registrable Securities covered by such Registration Statement shall be borne pro rata by such Holders.

                            SECTION 8

                   Indemnification by Company

     In the event of any registration under the Securities Act of any offering of Registrable Securities, the Company hereby agrees to indemnify and hold harmless Holders, its officers and directors, if any, and each other person, if any, who controls Holders (within the meaning of 'control person' as defined in the Securities Act) and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Registrable Securities against any Losses, joint or several, to which Holders or such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Holders and each such controlling person or participating person for any legal or other expenses reasonably incurred by Holders or such controlling person or participating person in connection with investigating or defending any such Loss; provided, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by Holders or such controlling or participating person, as the case may be, specifically for use in the preparation thereof. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Holders.

                            SECTION 9

      Indemnification by Holders of Registrable Securities

     In the event of any registration under the Securities Act of any offering of Registrable Securities, Holders hereby agree to indemnify and hold harmless the Company, each other Holders of Registrable Securities and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Registrable Securities against any Losses, joint or several, to which the Company, such Holders or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which an offering of such Registrable Securities was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company, such other Holders or such controlling person or participating person in connection with investigating or defending any such Loss or proceeding; provided, that Holders will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by Holders specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any Registration Statement or prospectus.

                           SECTION 10

            Conduct of  Indemnification  Proceedings

      If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses reasonably incurred in connection with the defense thereof. Any such fees and expenses borne by the indemnified party (including any fees and expenses reasonably incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within fifteen (15) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless such indemnified party shall have been advised by counsel in writing that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.

                           SECTION 11

                          Contribution

      If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 8 or 9 hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11, an indemnifying party which is a selling Holders of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           SECTION 12

                       General Provisions

     12.1 With a view to making available to each Holder where applicable the benefit of Rule 144 promulgated under the Act (which term as used herein includes the present Rule 144 and any other, additional, substitute, supplemental, or analogous rule or regulation of the SEC which may at any time permit a Holder to sell securities to the public exempt from registration), the Company agrees (i) if the Company's securities have been registered under Section 12 or Section 15 of the Securities Exchange Act of 1934, as amended, and such registration is not then withdrawn or suspended, to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Exchange Act of 1934, as amended, so as to maintain the availability of Rule 144 to the Holders; (ii) at its expense, forthwith upon any Holder's request, to deliver to any Holder a certificate, signed by one of the Company's principal officers, stating (A) the Company's name, address and telephone number (including area code), (B) the Company's Internal Revenue Service identification number, (C) the Company's Securities and Exchange Commission file number, (D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, (E) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934, as amended, for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and (F) such other or additional information as shall be necessary to make available to the Holder the ability to offer and sell the maximum number of shares under Rule 144; and (iii) when Rule 144 is being complied with or the holding period for unaffiliated security holders shall have expired, to deliver securities not bearing any legend restricting transfer of such securities (to the extent then permitted by rules or interpretations of the staff of the SEC), as may be requested from time to time by any Holder.

      12.2 The Shares shall not be transferred, and the Company shall not be required to register any transfer of the Shares on the books of the Company, unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer that registration under the Securities Act and applicable state securities laws is not required in connection with the transaction resulting in such transfer; provided, however, that no such opinion of counsel shall be required in order to effectuate a transfer pursuant to an effective registration of the Shares. Each certificate issued upon any transfer of the Shares transferred as above provided shall bear an appropriate investment legend, except that such certificate shall not bear such restrictive legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act or if such transfer is made in accordance with the provisions of Rule 144 promulgated under the Securities Act. The registration rights described in this Agreement shall immediately terminate as to those Shares which are transferred by the Holder except for transfers (i) to immediate family members, which shall mean lineal descendants of the Holder, (ii) to other Holders or their permitted transferees, or (iii) of more than 50,000 Shares to any transferee.

      12.3 Except to the extent expressly provided in this Agreement, notices under this Agreement shall be in writing and shall be effective when actually delivered or three business days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as either party may indicate by written notice to the other party:

                               If  to  the Company:
                                   Elmer's Restaurants, Inc.
                                   11802 SE Stark St.
                                   Portland, OR 97216
                                   Attention:  Juanita Nelson

              [This space intentionally left blank]

                                   If to Holders:
                              Bruce N. Davis
                              William W. Service
                              140 E. 5th Street, Suite A
                              Eugene, Oregon 97401

                              Cordy Jensen
                              27 East Fifth
                              Eugene, Oregon 97401

                              Gregory W. Wendt
                              2547 Lyon Street
                              San Francisco, California 94123

                              Karen Brooks
                              88725 Skyhigh Drive
                              Springfield, Oregon 97408

                              Linda Bolton
                              1754 Coburg Road, #230
                              Eugene Oregon 97401

                              Ken N. Boettcher
                              292 West Twelfth
                              Eugene, Oregon 97401

                              Donald W. Woolley
                              1275 Barber Drive
                              Eugene, Oregon 97405

                              Thomas C. Connor
                              4040 Sunridge
                              Eugene, Oregon 97405


     12.4 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, supersedes any and all prior or contemporaneous agreements or undertakings of the parties pertaining to the subject matter hereof. Neither this Agreement, nor any term hereof, may be amended, waived, discharged, or terminated, except by written instrument signed by the Company and the Holders of at least 50 percent (50%) of the Registrable Securities and any such amendment, waiver, discharge, or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder by materially increased, except upon the written consent of such Holder.

      12.5 If any term or provision of this Agreement or the application thereof to any party or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to such parties or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      12.6 Failure of either party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of such provision itself. Any waiver of any provision of this Agreement shall be effective only if set forth in writing and signed by the party to be bound.

      12.7 The headings in this Agreement are for convenience of reference only and shall have no effect whatsoever on the construction or interpretation of any provision of this Agreement. All provisions of this Agreement have been negotiated at arms length and this Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof.

      12.8 This Agreement may be executed in counterparts, all of which shall constitute one and the same agreement.

      12.9 This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

          The Company:        ELMER'S RESTAURANTS, INC., an
                              Oregon corporation


                              By:_/s/__Bruce N. Davis_____
                                   Bruce N. Davis
                                   President
     Holders:
                              _/s/__Bruce N. Davis______________
                              Bruce N. Davis


                              _/s/_Cordy Jensen_________________
                                   Cordy Jensen

                              _/s/_William W. Service___________
                                   William W. Service

                              _/s/_Gregory W. Wendt_____________
                                   Gregory W. Wendt

                              _/s/_Karen K. Brooks______________
                                   Karen Brooks

                              _/s/_Donald W. Woolley____________
                                   Donald W. Woolley

                              _/s/_Thomas C. Connor_____________
                                   Thomas C. Connor

                              _/s/_Linda E. Bolton______________
                                   Linda Bolton

                              _/s/_Ken N. Boettcher_____________
                                   Ken N. Boettcher